PERIMETER SMALL CAP GROWTH FUND

Investor Class Shares

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated July 21, 2011

to the Investor Class Shares Prospectus dated November 30, 2010

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

1.              The following shall be inserted as a new section following the section entitled “MARKET TIMING” on page 25 of the Prospectus:

EXCHANGE PRIVILEGE

The Fund also offers I Shares, which are offered directly to individual and institutional investors without distribution fees in a separate prospectus. Upon request, beneficial shareholders of Investor Class Shares are eligible to exchange their shares for I Shares if the accumulated value of their Shares exceeds the minimum initial investment amount for I Shares ($1,000,000). The Fund will determine the eligibility of an investor to exercise the exchange privilege based on the current NAV of Investor Class Shares.

Such an exchange will be effected at the NAV of the Investor Class Shares next calculated after the exchange request is received by the Transfer Agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on I Shares can be expected to differ from the total return on Investor Class Shares. The Fund reserves the right, at its sole discretion, to change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of the Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes on an exchange of Investor Class Shares for I Shares.

You may make an exchange request by sending a written request to the Transfer Agent or, if authorized, by calling the Transfer Agent at 1-888-968-4964.

2.              The following shall be inserted into the second sentence of the second paragraph under the heading “REDEMPTION OF FUND SHARES - Redemption Fee” on page 23 of the prospectus as an additional category of transactions to which the redemption fee shall not apply:

(vi) transactions involving shares exchanged from one class to another class in the Fund.

3.              Change to Wire Instructions

It is expected that, during the third quarter of 2011, the PNC Bank wire instructions used for making wire purchases of the Fund will change to new BNY Mellon wire instructions. Before sending any wire, please call the Perimeter Shareholder Services number at 1-888-968-4964 to confirm the current wire instructions for the Perimeter Small Cap Growth Fund.

Please retain this Supplement for future reference.